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November 18, 1999

Dear Fellow Micro-Cap Limited Shareholder,

Our Portfolio declined 3.4% in the September quarter, more than our primary benchmark, the CRSP Cap-Based Portfolio 9 Index and more than the index of other small-cap funds, but significantly less than the Russell 2000. This quarter was "so-so." I am happier with our inception to date returns, which lead all our benchmarks by more than 15 percentage points.

The table below presents our September quarter, one-year and inception-to-date financial results according to the formula required by the SEC.

                                                 September Qtr.         1 Year         Since Inception
                                                     7/1/99             10/1/98             7/1/98
                                                   to 9/30/99          to 9/30/99          to 9/30/99
                                                   ----------          ----------          ----------
    Micro-Cap Limited Portfolio                      -3.4%               62.1%               18.2%
    Lipper Small-Cap Stock Funds(1)                  -2.7%               27.7%                2.5%
    Russell 2000 (small growth stocks)(2)            -6.2%               19.1%                1.2%
    CRSP Cap-Based Portfolio 9 Index(3)              -1.9%               32.5%                2.8%

   (1) The Lipper Small Cap Stock Funds is an index of small-cap funds compiled by Lipper Analytical Services, Inc. (2) The Russell 2000 is an unmanaged index of small stocks, with dividends reinvested. (3) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of 853 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. Past performance does not guarantee future returns.

Detailed Explanation of Quarterly Performance--The Movers and the Shakers
-------------------------------------------------------------------------
TRANSLATION: Following a "blowout" performance last quarter, this quarter was a little less than "holding our own" with seven stocks up more than 25% and six declining more than 25%.

The Portfolio had seven stocks that appreciated more than 25% during the quarter. Technology, which had a strong quarter overall, was well represented on this list:

       Rank      Description                               Industry                          % Change
       ----      -----------                               --------                          --------
        1        Santa Cruz Operation                      Data Processing-Software           82.77%
        2        Unify Corp.                               Data Processing-Software           75.62%
        3        Turner Corp.                              Building                           60.28%
        4        Comtech Telecommunications                Telecommunications                 51.77%
        5        THQ, Inc.                                 Leisure-Amusement                  50.00%
        6        Pilgrim America Capital Corp.             Finance                            46.77%
        7        Advanced Digital Information              Data Processing-Services           37.34%

The first two of these stocks develop software which is being used on the Internet. The large company Internet "market darlings" (like AOL, Yahoo, and
Ebay) took a back seat to these "secondary" stocks during the quarter.

Obviously, with a small quarterly Portfolio decline, not everything went up during the quarter. We had nearly as many stocks decline more than 25% during the quarter, and they took their toll on our performance:

       Rank      Description                               Industry                          % Change
       ----      -----------                               --------                          --------
        1        Caere Corp.                               Data Processing-Software           -41.51%
        2        Frontier Airlines                         Air Transport                      -41.09%
        3        Children's Place Retail Stores            Retail Stores                      -34.26%
        4        Candela                                   Electronics/Electric               -30.04%
        5        Analytical Surveys                        Data Processing-Systems            -26.74%
        6        Colorado Medtech                          Machinery-Medical Equip.           -26.20%

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Caere suffered a major reversal of fortune, as competitive pressure cut into both revenues and margins in their market niche. They also discontinued hardware sales in the quarter, which worsened results, but may be the best decision going forward. Frontier Airlines had probably appreciated too far too fast in the June quarter. Also, quarterly earnings suffered because the company started paying taxes this year, resulting in quarterly earnings lower than the same quarter last year. However, there is nothing wrong with the fundamentals of this company that I can see, and we continue to hold.

Top Ten Holdings
----------------
The following list gives an idea of the industry diversity and level of concentration of our Portfolio. Power Integrations continues to perform well, and our models have only let us trim this position slightly. We rarely purchase more than 4% of portfolio net assets in any one company by design. (Several companies listed below have become greater than 4% through appreciation since purchase.) Our top ten stocks continue to account for nearly half of Portfolio net assets, which makes this a more "focused" portfolio than most mutual funds. At the end of the quarter, the Portfolio held 51 stocks. Here are the top ten:

       Rank      Description                               Industry                      % Net Assets
       ----      -----------                               --------                      ------------
        1        Power Integrations, Inc.                   Electronics/Electric              7.6%
        2        Arkansas Best Group                        Trucking                          5.4%
        3        Unify Corp.                                Data Processing                   4.7%
        4        Landair Services Inc.                      Transportation/Freight            4.6%
        5        Ladd Furniture Inc.                        Home Furnishings                  4.4%
        6        Analytical Surveys Inc.                    Data Processing-Systems           4.1%
        7        Pilgrim America Capital Corp.              Finance                           3.9%
        8        Titan Corp.                                Electronics/Electric              3.9%
        9        Chicos Fashions                            Retail Stores                     3.3%
        10       O'Sullivan Industries                      Home Furnishings                  3.3%
                                                                                              ----
                 Total                                                                       45.2%

Disclaimer
----------
The following is a reminder from the friendly folks at your fund who worry about liability. The views expressed here are exclusively those of Fund management. They are not meant as investment advice. Any favorable (or unfavorable) description of a holding applies only as of the quarter end, September 30, 1999; security positions can and do change thereafter.

New Prospectus
--------------
TRANSLATION: Each year we print and mail to shareholders an updated prospectus in compliance with federal securities laws. This year, our format has changed dramatically in accordance with an effort to simplify mutual fund prospectuses and make them more readable. We are interested in whether you think it is an improvement. Please drop us a note, call or email if you have an opinion or an idea.

Enclosed is our updated prospectus, which is also our first "Plain English" prospectus. The "Plain English" approach is an effort by the Securities and Exchange Commission to take much of the "legalese" out of prospectuses and to make them more "friendly" for people who may not have training in investments. Bridgeway welcomed this new initiative. However, in order to maintain accordance with SEC guidelines, we had to omit or restructure much of the additional information on items that we wanted to include. In the final analysis, we decided to discuss some of these items in our quarterly letters, rather than in the prospectus itself. In this report we will highlight the two subjects: distribution expenses and the tax efficiency of our Portfolio.

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Distribution Cost--or I hate high expenses
------------------------------------------
TRANSLATION: Bridgeway Fund shareholders pay no distribution expenses. They never have. This cost is borne by the Adviser, Bridgeway Capital Management, according to our contract. Any change in this policy would require a vote by Fund shareholders.

On October 15, 1996 shareholders approved a 12b-1 distribution plan, whereby the Fund serves as its own distributor; however, the Adviser, Bridgeway Capital Management, continues to pay all of the distribution expenses. Distribution costs are expenses related to selling the Fund. Since Bridgeway does essentially no advertising, our distribution costs consist primarily of mailing materials to people who request information about the funds. For instance, if a non-shareholder friend of yours calls the "800" number at Bridgeway and asks for a prospectus, the phone expense, personnel expense, prospectus cost, envelope, any other enclosures, and postage are all expenses of the Adviser, not the Micro-Cap Limited Portfolio. A majority of mutual funds pay at least a portion of the distribution costs from the fund itself. Bridgeway's policy is in line with our focus on cost efficiency. You may remember that our four business values are integrity, performance, cost, and service.

You may be wondering why I am raising this topic now. It is to avoid any confusion about the presentation of annual expenses in the fee table on page 15 of the enclosed prospectus.

Since the inception of our Portfolio, even before shareholder approval of the 12b-1 Plan, the Adviser has paid all distribution expenses directly from its own capital and profits. The Fund's management contract with its adviser, Bridgeway Capital Management, clearly states that the adviser pays distribution expenses. Therefore, they are not shareholder expenses, and we have previously excluded distribution expenses from our fee table. The SEC has taken the view that since distribution expenses are expenses of the Fund, even though they may not be paid by the Fund, they must be presented in the fee table. The expenses are then "backed out" in the line labeled simply "Fee Waiver." The new SEC rules for plain English do not allow flexibility with the fee table presentation. We can neither add that the "fee waiver" includes distribution expense, nor can we include a footnote to the table to that effect. We disclose it later on page 35 of the prospectus. My concern is that I don't want anyone to think we reneged on our commitment in 1996 never to charge a 12b-1 fee without shareholder approval.

Tax Efficiency
--------------
TRANSLATION: Tax efficiency means that you pay a smaller portion of your Portfolio returns to Uncle Sam. We pay attention to tax efficiency with this Portfolio, but it is very actively managed and I would not expect it to rank in the top third in tax-efficiency long-term. Our one-year experience is too short a timeframe from which to draw any conclusions.

On October 31, Bridgeway became the first mutual fund, to my knowledge, to highlight the relative tax efficiency of each of our portfolios in a separate section of its prospectus (see page 38). Our record for Bridgeway Micro-Cap Limited is really too short to draw any conclusions. Although the Micro-Cap Limited Portfolio is not specifically a tax-managed Portfolio, we do make decisions to minimize taxes when we feel it would not hurt our overall Portfolio returns. I cannot predict with any certainty and can't legally make any representation about our future performance in this area. However, it is my personal goal for the Portfolio to rank in the top half of funds long-term. I would be quite surprised if we ranked in the top quartile, however, since this is an actively managed fund. I certainly do not expect it to be as tax-efficient as our index funds.


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1999 Dividends
--------------
In accordance with IRS requirements, the Board of Directors recently voted to distribute the following dividends for the Micro-Cap Limited Portfolio for calendar year 1999:

           Ordinary income                          $  .00
           Short-term capital gains                 $ 0.30
           Long-term capital gains                  $ 0.00
                                                    ------
           Total dividends                          $ 0.30

Based on a recent net asset value per share of $7.10 and year-to-date return of over 30%, 1999 appears to be a very tax efficient year. This efficiency will become harder to achieve when our Portfolio closes to new investors.

Wall Street Transcript Interview
--------------------------------
On October 4, the Wall Street Transcript, a magazine for investment professionals, published an interview with me on Bridgeway's strategies and portfolios, including this one. Copies are too expensive to distribute with this letter (sorry), but you can see the article in full on our web site at www.bridgewayfund.com/910wall.htm.

Conclusion
----------
As always, we appreciate your feedback. We take it seriously and discuss it at our weekly staff meetings. Please keep your ideas coming.

Sincerely,


/s/ JOHN MONTGOMERY

John Montgomery


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